Exhibit 99.1

Aerie Pharmaceuticals Announces U.S. Launch of Rhopressa® (netarsudil ophthalmic solution) 0.02%

Durham, N.C.—(BUSINESS WIRE)—Aerie Pharmaceuticals, Inc. (NASDAQ:AERI), an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with open-angle glaucoma and other diseases of the eye, today announced that it has launched Rhopressa® in the United States. Rhopressa® is now in national and regional U.S. pharmaceutical distributors, and patients have access to Rhopressa® through their local pharmacies across the nation.

“We are pleased to announce the availability in the United States of Rhopressa®, the first new drug class in more than two decades for the reduction of intraocular pressure in patients with glaucoma or ocular hypertension. Our national sales force is fully trained, deployed, and already providing product information and samples to physicians. Formulary contracts for commercial insurance coverage in 2018 and Medicare Part D program coverage beginning in 2019 are in the final stages of being executed. In addition, through the availability of a co-pay savings card program, all patients covered by commercial insurance will have immediate access to Rhopressa®. Aerie has also proactively engaged the major e-prescribing platforms to ensure physicians are able to prescribe Rhopressa® electronically for their patients. We look forward to providing additional details as part of our business update during our first-quarter 2018 financial results call scheduled for May 8, 2018,” said Vicente Anido, Jr., Ph.D., Chairman and Chief Executive Officer.

About Rhopressa®

Rhopressa® (netarsudil ophthalmic solution) 0.02%, is a novel once-daily eye drop for the lowering of elevated intraocular pressure in patients with glaucoma and ocular hypertension, and was approved by the FDA in December 2017. Rhopressa® is specifically designed to increase the outflow of aqueous humor (the fluid inside the eye) through the trabecular meshwork, the main fluid drain of the eye. A link to the full product label is available on the Aerie web site at http://investors.aeriepharma.com.

About Aerie Pharmaceuticals, Inc.

Aerie is an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with open-angle glaucoma and other diseases of the eye. Aerie’s first product, Rhopressa® (netarsudil ophthalmic solution) 0.02%, for the reduction of elevated intraocular pressure (IOP) in patients with open-angle glaucoma or ocular hypertension, was approved by the U.S. Food and Drug Administration (FDA) in December 2017 and was launched in the U.S. market in April 2018. A link to the full product label is available on the Aerie website at http://investors.aeriepharma.com. Aerie’s advanced-stage product candidate, RoclatanTM (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%, which is a fixed dose combination of Rhopressa® and widely-prescribed PGA (prostaglandin analog) latanoprost, achieved its primary efficacy endpoint in two Phase 3 registration trials, named Mercury 1 and Mercury 2, and also achieved successful 12-month safety and efficacy results in Mercury 1. The RoclatanTM NDA submission is expected to take place in the second quarter of 2018. Aerie is also focused on global expansion and the development of additional product candidates and technologies in ophthalmology.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: our expectations regarding the commercial launch and potential future sales of Rhopressa® and RoclatanTM and any future product candidates, if approved; our commercialization, marketing, manufacturing and supply management capabilities and strategies; third-party payer coverage and reimbursement of Rhopressa® and RoclatanTM and any future product candidates, if approved; the glaucoma patient market size and the rate and degree of market adoption of Rhopressa® and RoclatanTM and any future product candidates, if approved, by eye-care professionals and patients; the timing cost or other aspects of the commercial launch of Rhopressa® and RoclatanTM and any future product candidates, if approved; the success, timing and cost of our ongoing and anticipated preclinical studies and clinical trials for Rhopressa®, with respect to regulatory approval outside the United States, and RoclatanTM and any future product candidates, including statements regarding the timing of initiation and completion of the studies and trials; our expectations regarding the effectiveness of Rhopressa®, RoclatanTM and any future product candidates and results of our clinical trials and any potential preclinical studies; the timing of and our ability to request, obtain and maintain FDA or other regulatory authority approval of, or other action with respect to, as applicable, Rhopressa®, RoclatanTM and any future product candidates in the United States, Canada, Europe, Japan and elsewhere, including the expected timing of, and regulatory and/or other review of, filings for, as applicable, Rhopressa®, RoclatanTM and any future product candidates; the potential advantages of Rhopressa®, RoclatanTM and any future product candidates; our plans to pursue development of additional product candidates and technologies in ophthalmology, including development of Rhopressa® and RoclatanTM for additional indications, our preclinical retina programs and other therapeutic opportunities; our plans to explore possible uses of our existing proprietary compounds beyond glaucoma and ophthalmology; our ability to protect our proprietary technology and enforce our intellectual property rights; and our expectations regarding collaborations, licensing, acquisitions and strategic operations, including our ability to in-license or acquire additional ophthalmic products, product candidates or technologies. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, industry change and other factors beyond our control, and depend on regulatory approvals and economic and other environmental circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission (SEC). In particular, FDA approval of Rhopressa® does not constitute FDA approval of RoclatanTM, and there can be no assurance that we will receive FDA approval for RoclatanTM or any future product candidates. FDA approval of Rhopressa® also does not constitute regulatory approval of Rhopressa® in jurisdictions outside the United States, and there can be no assurance that Rhopressa® will obtain regulatory approval in other jurisdictions. Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Aerie Pharmaceuticals

Media: Tad Heitmann 949-526-8747; theitmann@aeriepharma.com

Investors: Richard Rubino 908-947-3540; rrubino@aeriepharma.com

Burns McClellan, Inc., on behalf of Aerie Pharmaceuticals

Media: Justin Jackson 212-213-0006; jjackson@burnsmc.com

Investors: Ami Bavishi 212-213-0006; abavishi@burnsmc.com